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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 19, 1998


                       Advanta Mortgage Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)



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
                      New York                     333-37107-03             Application Pending
            (State or Other Jurisdiction            (Commission               (I.R.S. Employer
                  of Incorporation)                File Number)             Identification No.)



            c/o Advanta Mortgage Conduit                                           92127
                   Services, Inc.                                                (Zip Code)
              Attention: Milton Riseman
              16875 West Bernardo Drive
                San Diego, California
                (Address of Principal
                 Executive Offices)
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        Registrant's telephone number, including area code (619) 674-1800

          (Former name or former address, if changed since last report)

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         Item 5.  Other Events

                  In connection with the offering of Advanta Mortgage Loan Trust 1998-1 Mortgage Loan Asset-Backed Certificates, Series 1998-1, described in a Prospectus Supplement dated as of March 12, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1998-1

                                    By:     Advanta Mortgage Conduit Services,
                                            Inc., as Sponsor


                                            By: /s/ Mark T. Dunsheath
                                               --------------------------------
                                                Name:  Mark T. Dunsheath
                                                Title: Vice President



Dated:  May 7, 1998
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                                  EXHIBIT INDEX



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EXHIBIT NO.                   Description                               Page No.
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99.1                          Related Computational                       5
                              Materials (as defined
                              in Item 5 above).
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